                              September 27, 2002
                         as amended on August 20, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Arizona Municipals Fund Inc. (the "fund") dated September 27, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker-dealer, financial intermediary, or financial institution (each called a "Service Agent"), or by writing or calling the fund at the address or telephone number above.

                               TABLE OF CONTENTS

Investment Objective and Management Policies..................................   2
Risk Factors and Special Considerations Relating to Municipal Securities......  10
Portfolio Transactions........................................................  16
Portfolio Turnover............................................................  17
Investment Restrictions.......................................................  17
Directors and Executive Officers of the Fund..................................  19
Purchase of Shares............................................................  23
Determination of Net Asset Value..............................................  28
Valuation of Shares...........................................................  28
Redemption of Shares..........................................................  29
Investment Management and Other Services......................................  31
Exchange Privilege............................................................  35
Performance Information.......................................................  36
Dividends, Distributions and Taxes............................................  39
Additional Information........................................................  42
Financial Statements..........................................................  43
Other Information.............................................................  43
Appendix A.................................................................... A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment policies in the prospectus. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as the funds investment adviser and administrator.

   The fund is an open-end diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("Arizona Municipal Securities") that pay interest which is excluded from gross income for federal income tax purposes and exempt from Arizona state personal income taxes. There can be no assurance that the fund's investment objective will be achieved.

   As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona personal income taxes. This policy may not change without shareholder approval. The fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax ("AMT") as part of the 80% of the fund's net assets that must be invested in municipal securities. The fund may invest up to 20% of its assets in Other Municipal Securities, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of the AMT), but which is subject to Arizona state personal income tax. For temporary defensive purposes, the fund may invest without limit in non-Arizona municipal issuers and in "Temporary Investments" as described below.

Diversified Classification

   The fund is classified as a diversified fund under the Investment Company Act of 1940 Act (the "1940 Act"). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

   In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

   Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

   The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating from any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

   The fund generally may invest up to 20% of its total assets in securities rated below Baa, MIG 3 or Prime-1 (P-1) by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated securities of comparable quality or the equivalent from any other NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

   Low-Rated and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers, In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

   Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income for purposes of the AMT) for federal income tax purposes in the opinion of bond counsel to the issuer.

   The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

   Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

   Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

   Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

   Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

   Current federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

   When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

   Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or another NRSRO or, if not rated, having an issue of outstanding municipal bonds of Arizona issuers rated within the three highest grades by Moody's S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.

   From time to time on a temporary basis, the fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its assets would be invested in taxable securities. This limitation is a fundamental policy of the fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the fund. Temporary taxable investments of the fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's or the equivalent from another NRSRO, certificates of deposit or bankers' acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the fund, including municipal securities.

   Financial Futures Contracts and Related Options. The fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

   The fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts ("short hedge") which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund's futures contracts should increase, thus keeping the net asset value of the fund from declining as much as it otherwise would have.

   If the fund anticipated a decline in long-term interest rates, the fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts ("long hedge") in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds. In so doing, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

   The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

   The fund also may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer's futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

   The fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the fund writes an option on a securities index, it will be required to deposit and maintain with a custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the fund exceeds the exercise price, the fund will segregate cash or liquid securities equal in value to such excess.

   Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

   There are certain risks associated with the use of futures contracts and related options. There is no assurance that the fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the fund's yield. There can be no assurance that hedging transactions will be successful, as they depend on the manager's ability to predict changes in interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the fund's portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the fund does not invest in long-term securities, the fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased. Where futures contracts are sold to hedge against a decline in the value of long-term securities in the fund's portfolio, but the long-term market advances, the fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the fund and its shareholders.

   Options on Debt Securities. In connection with its hedging activities, the fund may purchase and sell put and call options on debt securities on national securities exchanges. The fund proposes to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the fund's portfolio. The fund may write listed call options only if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities or maintains in a segregated account with the fund's custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and market to market daily) with a value sufficient to meet its obligations under the call. When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund would forego any gain from an increase in the market price of the underlying security over the exercise price. The fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligations.

   The fund also may write and purchase put options. When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. The fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

   The fund may write puts only if the puts are "secured." A put is "secured" if the fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the fund will not exceed 50% of its net assets. The fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

   The fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the fund has written lapses unexercised, because the fund would retain the premium.

   The fund's option positions may be closed out only on an exchange, which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the fund.

   When-Issued Securities. When the fund purchases new issues of municipal securities on a when-issued basis, a segregated account equal to the amount of the commitment will be established by the fund on the funds' books. The segregated assets may consist of cash or liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by Smith Barney Fund Management LLC ("SBFM") to be liquid and unencumbered, and marked to market daily, pursuant to guidelines established by the Directors. If the value of securities in the account should decline, additional cash or securities will be placed in the account so that the market value of the account will equal the amount of such commitments by the fund on a daily basis.

   Securities purchased on a when-issued basis and the securities held in the fund's portfolio are subject to changes in market value based upon various factors, including changes in the level of market interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates (i.e., they will appreciate in value when market interest rates decline, and decrease in value when market interest rates rise). For this reason, placing securities rather than cash in a segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment.

   Upon the settlement date of the when-issued securities, the fund ordinarily will meet its obligation to purchase the securities from available cash flow or from use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it normally would not expect to do so, the fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss of opportunity to obtain a price considered to be advantageous.

   The fund also may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. During the time that the fund is obligated to purchase such securities, it will maintain in a segregated account with the fund's custodian in an aggregate value sufficient to make payment for the securities. The segregated assets may consist of cash, U.S. government securities or debt obligations of any grade so long as such assets are liquid, unencumbered and marked to market daily.

   Puts or Stand-by Commitments. The fund may acquire puts or stand-by commitments which will enable the fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund's ability to dispose of (or retain) the municipal security.

   In order to ensure that the interest on municipal securities subject to puts is tax-exempt for the fund, the fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (the "IRS"). The IRS has issued a ruling (Rev. Rule. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rule. 82-144 relates to a particular factual situation, including that (a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts, (c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company, (d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

   Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Where the fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund.

   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES

Alternative Minimum Tax

   Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

   Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Arizona legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Directors would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

   Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

   Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

   Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

   Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

   Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

   Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of Arizona, Puerto Rico, Guam and the U.S. Virgin Islands, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the fund assumes no responsibility for the accuracy of such information and will not update it during the year. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on alternative minimum tax-subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

                             Arizona Risk Factors

     The fund will be more exposed to negative political or economic factors in Arizona than a fund that invests more widely. Arizona's economy is largely composed of services, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time Arizona and its political subdivisions have encountered financial difficulties.

   Arizona's economy is also influenced by other factors, including developments in the aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy have enabled it to realize and sustain increasing growth rates. Arizona has adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. If Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the fund, could be adversely affected.

   The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

   In 2001, Arizona businesses expanded by nearly 23,000 nonfarm payroll jobs, representing growth of one full percentage point. While this may appear comparably better than the national economy, which grew by a meager three-tenths of one percentage point, Arizona's economy is projected to experience additional weakness in its job growth during 2002. According to Arizona's Department of Economic Security, Research Administration (RA), Arizona will lose more than 17,000 jobs (or, -0.8%) in 2002 as businesses continue to adjust their workforce to slower demand and cost containment goals. However, a general recovery is expected in 2003 as economic momentum builds and businesses add more than 55,000 jobs (+2.5%). In all, RA's two-year forecast calls for job growth of more than 38,000 jobs as weakness is projected to be nearly pervasive among industries in 2002. Perhaps more notable is that the once enviable and fast-growing metropolitan areas are expected to show the sharpest downturn in jobs in 2002.

   Arizona's construction industry has been showing slower job growth since 1998. The industry slowed even further, adding only 3,000 jobs (1.9%) in 2001. Low mortgage rates helped homebuilders to sell a record number of homes in 2001, according to the initial figures provided in a recent report by the Meyers Group. While the permit activity has begun to slow, the Phoenix-Mesa Metropolitan Statistical Area (MSA) was ranked second among metropolitan areas in single-family permits. RA forecasts show construction jobs will decline by roughly 4 percent in 2002, recovering slightly to show a three-tenths of one percentage point gain in 2003.

   Arizona's manufacturing businesses reduced their workforce by an average of nearly 3 percent in 2001. Pulled down by retracted business investment spending that had for many years earlier supported robust growth, durable goods manufacturing experienced more severely the cutbacks in employment. RA projections include continued weakness in the hardest hit sectors of industrial machinery and metal products manufacturing. RA forecasts manufacturing jobs will decline by 4.6 percent in 2002. An improvement is projected in 2003, as jobs grow by 1.6 percent.

   Mining, the remaining goods-producing industry, is forecast to show a continued downward trend throughout the forecast horizon. RA projections show this industry scaling back its workforce by 10% in 2002, because the sharp drop in industrial production and low mineral prices have compelled minerals extraction and processing to pull back. Extended downward pressure on this industry is expected through 2003.

   Arizona's service-producing industries are forecast to show additional weakness in 2002, with a modest recovery in 2003. During 2001, job growth slowed significantly throughout these combined industries as the economic downturn extended beyond the goods-producing industries. Additionally, the economic effects following the terrorist attacks of September 11, 2001 have become clearer as data has become available.

   Aside from the highly publicized air and transportation industry, Arizona's tourism trade and services industries have perhaps suffered most in the economic consequences of the September 11/th/ terrorist attacks. The cyclical downturn that had already been set in motion by businesses cutting back on expenses brought about fewer conventions, conferences and other business related travel. Following the tragic events of September, the compounding forces of demand slowed more significantly as consumers largely refrained from traveling. Arizona's hotels and lodging industry has experienced a large share of economic losses. As a result, hotels and lodging employment showed the steepest annualized contraction ever experienced. And to suggest that the industry hasn't fully recovered, RA forecasts include continued weakness in 2002, with only a modest improvement in 2003. The health services sector is projected to continue a sustained employment growth trend through the forecast period. In all, RA forecasts services to decline by six-tenths of one percentage point in 2002 and rebound more vibrantly among Arizona's industries to growth of 3.3 percent in 2003.

   Retracted demand has also impacted jobs in Arizona's trade industry. In 2000, trade employment grew by more than 17,000 jobs (3.4 percent), while growing by 6,400 jobs (1.2 percent) for 2001. RA forecasts call for a loss of 1,400 jobs (-0.3 percent) for 2002. Growth of nearly 12,000 jobs is forecast for 2003 as the recovery of business and consumer demand once again gains inertia. While consumers have largely been responsible for sustaining economic momentum by continuing to spend, they have in their purchases responded positively to the intense price competition within the economy. Food stores, automotive, and department and apparel sectors will each be forced to adjust by paring employment levels in order to maintain a competitive advantage in the marketplace of 2001. The increasing pressure of investors' expectation of profits may likely force layoffs in 2002.

   Arizona's finance, insurance, and real estate (FIRE) industry employment is forecast to remain flat in 2002, ending the sizable (4.2 percent) gains in 2001. Real estate activity is forecast to slow throughout the forecast period, while insurance, financial and investment firms are expected to largely emphasize cost reduction and risk management. This will be the constraining force on jobs in this industry group.

   Meanwhile, the transportation, communications, and public utilities (TCPU) group is forecast to show a net loss of jobs over the 2-year forecast horizon. The communications and travel sectors are projected to experience the losses in 2002, but the beginning of a turnaround for job growth is forecast for 2003. RA forecasts an employment contraction for the TCPU of slightly more than 5 percent in 2002 with nearly a 2 percent recovery in 2003.

   As one might expect as the economy takes a turn for the worse in 2002, Arizona's government service jobs have been facing increased demand for services during a time in which fiscal restraint has been imposed. State and local education has also continued to grapple with strong demand, which is likely to increase as many students opt for extending their academic goals in lieu of pursuing a job until the economy improves. It wasn't so long ago this option was reversed, as a result of strong demand by employers to pursue candidates for hire when unemployment rates were at record lows. Overall, government is forecast to experience moderate growth of 3 percent in 2002 and
2.8 percent in 2003.

   In conclusion, Arizona's economy showed considerable weakness during the second half of 2001. Economic conditions for the Grand Canyon State were made even worse with the tragic events of September 11/th/. Tourism revenues and jobs, especially, have been impacted by the consequential economic repercussions. At least until the Homeland Security Office can restore consumer confidence about traveling, and improvements to the traveling infrastructure offer greater ease to the traveling public, some refrain by business and families can be expected. Furthermore, it cannot be easily presumed that the impacts have been contained to any single industry, any more than it can be presumed that the affects have been contained to any one region. Just as Arizona has increasingly integrated its economy to other regions of the nation and the world, it also shares in the negative related interdependencies. RA is convinced that the future of Arizona's jobs will improve as the nation and world economies recover.

                           Puerto Rico Risk Factors

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

   The Puerto Rico economy generally parallels the economic cycles of the United States; as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting. While the combined share of exports and imports of goods and services in the United States represents 28.8% of GNP, in Puerto Rico it accounts for 255.3%.

                               Guam Risk Factors

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                          Virgin Island Risk Factors

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over 2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances, which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

                            PORTFOLIO TRANSACTIONS

   Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2000, 2001 and 2002 fiscal years, the fund has paid no brokerage commissions.

   Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

                              PORTFOLIO TURNOVER

   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2001 and 2002 fiscal years, the fund's portfolio turnover rates were 6% and 11%, respectively.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Under normal circumstances, invest less than 80% of its assets, (net assets plus any borrowings for investment purposes), in Arizona municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona personal income taxes.

      The fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's assets that must be invested in municipal securities.

      9. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest in oil, gas or other mineral exploration or development programs.

   Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

   The board of directors in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the board. Under the fund's Charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

   The directors, including directors who are not "interested persons" of the fund or the manager as defined in the 1940 Act ("Independent Director") and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

                                      Term of                               Number of
                                      Office*                              Portfolios
                                        and                                  in Fund
                         Position(s) Length of                               Complex
                          Held with    Time      Principal Occupation(s)    Overseen     Other Directorships
Name, Address, and Age      Fund      Served       During Past 5 Years     by Director    Held by Director
----------------------   ----------- ---------- -------------------------- ----------- ------------------------
INDEPENDENT DIRECTORS:
Herbert Barg             Director    Since 1988 Retired                        42                None
1460 Drayton Lane
Wynnewood, PA 19096
Age 79

Dwight B. Crane          Director    Since 1987 Professor--                    49                None
Harvard Business School                         Harvard Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett          Director    Since 1994 President--Dorsett McCabe      27                None
201 East 62nd Street                            Capital Management Inc.;
Apt. 3C                                         Chief Investment Officer--
New York, NY 10021                              Leeb Capital Management,
Age 71                                          Inc. 1999-Present;
                                                Director of Research
                                                Corporation Technologies

Elliot S. Jaffe          Director    Since 1994 Chairman of The Dress Barn     27      Zweig Total Return Fund;
The Dress Barn Inc.                             Inc.                                   Zweig Fund, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman       Director    Since 1988 Attorney                       60                None
Stephen E. Kaufman PC
277 Park Avenue, 47th Fl
New York, NY 10172
Age 70

Joseph J. McCann         Director    Since 1988 Retired                        27                None
200 Oak Park Place
Suite One
Pittsburgh, PA 15243
Age 72

                                                    Term of                              Number of
                                                    Office*                             Portfolios
                                                      and                                 in Fund
                                     Position(s)   Length of                              Complex
                                      Held with      Time      Principal Occupation(s)   Overseen   Other Directorships
Name, Address, and Age                  Fund        Served       During Past 5 Years    by Director  Held by Director
----------------------             --------------- ---------- ------------------------- ----------- -------------------
Cornelius C. Rose, Jr.             Director        Since 1994 Chief Executive Officer--     27             None
P.O. Box 5388                                                 Performance Learning
West Lebanon, NH 03784                                        Systems
Age 69

INTERESTED DIRECTORS:
Alfred J. Bianchetti**             Director        Since 1988 Retired                       11             None
19 Circle End Drive
Ramsey, NJ 07446
Age 79

R. Jay Gerken**#                   Director and    Since 2002 Managing Director of          219            None
Citigroup Asset Management ("CAM") Chairman,                  Citigroup Global Markets
125 Broad Street, 9th Fl           President and              Inc ("CGM")
New York, NY 10004                 Chief Executive
Age 51                             Officer

--------
*  Directors are elected until their successors are elected and qualified.
** Mr. Bianchetti and Mr. Gerken are directors who are "interested persons" of the fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. Gerken is an officer of SBFM and its affiliates.
# Mr. Gerken became Director and Chairman, President and Chief Executive Officer on September 13, 2002.

EXECUTIVE OFFICERS:
Joseph Deane         Vice President  Since 1988 Managing Director of CGM;     N/A N/A
CAM                  and Investment             Investment Officer of SBFM
333 West 34th Street Officer
New York, NY 10001
Age 54

Lewis E. Daidone     Senior Vice     Since 1995 Managing Director of CGM;     N/A N/A
CAM                  President                  Senior Vice President and
125 Broad Street     and Chief                  Chief Administrative Officer
New York, NY 10004   Administrative             of the Smith Barney Mutual
Age 45               Officer                    Funds; Director and Senior
                                                Vice President of SBFM and
                                                TIA

Richard L. Peteka    Chief Financial Since 2002 Director and Head of          N/A N/A
CAM                  Officer and                Internal Control for CAM
125 Broad Street     Treasurer                  U.S. Mutual Fund
New York, NY 10004                              Administration from 1999-
Age 41                                          2002; Vice President, Head
                                                of Mutual Fund
                                                Administration and
                                                Treasurer at Oppenheimer
                                                Capital from 1996-1999

Andrew Beagley       Chief           Since 2002 Director, CGM (since 2000);   N/A N/A
CAM                  Anti-Money                 Director of Compliance, North
399 Park Avenue      Laundering                 America, (since 2000);
New York, NY 10022   Compliance                 Director of Compliance,
Age 40               Officer                    Europe, the Middle East and
                                                Africa, CAM (from 1999 to
                                                2000); Compliance Officer,
                                                Salomon Brothers Asset
                                                Management Limited, Smith
                                                Barney Global Capital
                                                Management Inc., Salomon
                                                Brothers Asset Management
                                                Asia Pacific Limited (from
                                                1997 to 1999)


Robert J. Frenkel        Chief      Since 2003 Managing Director and        N/A N/A
CAM                      Legal                 General Counsel, Global
300 First Stamford Place Officer               Mutual Funds for CAM and
Stamford, CT 06902                             its predecessor (since 1994)
Age 48

Kapel Ozsolak            Controller Since 2002 Vice President of CGM        N/A N/A
CAM
125 Broad Street
New York, NY 10004
Age 36

Christina T. Sydor       Secretary  Since 1995 Managing Director of CGM;    N/A N/A
CAM                                            General Counsel and
300 First Stamford Place                       Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

   For the calendar year ended December 31, 2001, the directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                           Aggregate Dollar Range of Equity Securities in
                                    Dollar Range of Equity  all Registered Investment Companies overseen
Name of Director                    Securities in the Fund by director in Family of Investment Companies
----------------                    ---------------------- ----------------------------------------------
Herbert Barg.......................         None                           None
Alfred J. Bianchetti...............         None                           None
Dwight B. Crane....................    $10,001-$50,000                     Over $100,000
Burt N. Dorsett....................         None                           Over $100,000
Elliot S. Jaffe....................         None                           None
Stephen E. Kaufman.................         None                           None
Joseph J. McCann...................         None                           None
Heath B. McLendon#.................    $10,001-$50,000                     Over $100,000
R. Jay Gerken*.....................         None                           None
Cornelius C. Rose, Jr..............     Over $100,000                      Over $100,000

--------
* Mr. Gerken became a director on September 13, 2002.
# Mr. McLendon resigned as Director and Chairman, President and Chief Executive
  Officer on September 13, 2002.

   As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The fund also has a Pricing Committee composed of the Chairman of the Board and one Independent Director which is charged with determining the fair value price for securities when required.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. SSB compensates officers and interested directors of the fund.

   No officer, director or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer or a director of the fund. The fund pays each director who is not an officer, director or employee of CGM or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended May 31, 2002, such expenses totaled $7,348. For the fiscal year ended May 31, 2002, the directors of the fund were paid the following compensation:

                                                           Compensation
                                                           from Company
                                        Total Pension or and Fund Complex  Number of Funds
                                           Retirement    Paid to Directors    for Which
                            Aggregate   Benefits Accrued for the calendar  Director Serves
                          Compensation     As part of       year-ended         Within
Name of Person            From Company+ Company Expenses December 31, 2001  Fund Complex
--------------            ------------- ---------------- ----------------- ---------------
Herbert Barg**...........    $1,400            $0            $114,000            16
Alfred Bianchetti*.......     1,400             0              61,300            11
Martin Brody***..........       700             0             141,650            21
Dwight B. Crane**........     1,100             0             143,550            24
Burt N. Dorsett**........     1,400             0              61,300            11
R. Jay Gerken****........         0             0                   0            73
Elliot S. Jaffe**........     1,200             0              52,700            11
Stephen E. Kaufman**.....     1,400             0             115,000            13
Joseph J. McCann**.......     1,400             0              60,900            11
Heath B. McLendon*#......         0             0                   0            74
Cornelius C. Rose, Jr.**.     1,300             0              61,300            11

--------
*   Designates an "independent" director.
**  Designates member of Audit Committee.
*** Martin Brody became a Director Emeritus on December 31, 2001.
****Mr. Gerken became a director on September 13, 2002.
# Mr. McLendon resigned as Director and Chairman, President and Chief Executive Officer on September 13, 2002.
+ At the end of the year in which they attain age 80, fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to Directors Emeritus was $775.

   As of September 13, 2002, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

   To the best knowledge of the directors, as of September 13, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Shareholder                              Class   Shares Held
-----------                              ----- ----------------
Thomas F Adelson Ttee*..................   L   Owned 87,487.161
PBDC Revocable Living Trust                    25.9689% of
U/A/D 02/01/90                                 shares
4744 East Exeter
Phoenix, AZ 85018-2819

Mr. Donald F. Brassil...................   L   Owned 22,957.991
15221 N. Clubgate Dr., #8-2056                 6.81% of shares
Scottsdale, AZ 85254-2637

Barbara W. O'Brien, Trustee.............   L   Owned 21,951.220
FBO The Barbara W. O'Brien                     6.52% of shares
Trust dated 7/19/02
7349 Via Paseo Del Sur
P.O. Box 515-511
Scottsdale, AZ 85258-3765

Mabel/Jack Rappaport Trust..............   L   Owned 20,446.545
U/A dtd 6/1983 ST                              6.08% of shares
FBO Mabel/Jack Rappaport
23010 Country Club Trail
Scottsdale, AZ 85255-4273

--------
* Deemed to have voting control over matters affecting Class L Shares.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                  Dealers'
                      Sales Charge as a % Sales Charge as a % Reallowance as %
Amount of Investment    Of Transaction    Of Amount Invested  Of Offering Price
--------------------  ------------------- ------------------- -----------------
Less than $25,000....        4.00%               4.17%              3.60%
$    25,000-49,999...        3.50                3.63               3.15
$    50,000-99,999...        3.00                3.09               2.70
$100,000-249,999.....        2.50                2.56               2.25
$250,000-499,999.....        1.50                1.52               1.35
$500,000 and over....          *                   *                  *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to SSB, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares.   Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper, or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, an individual retirement account ("IRA") or other qualified retirement plans.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, SSB or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes SSB to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund, CGM or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed a Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from a UIT sponsored by SSB; and (g) purchases by investors participating in a CGM fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (j) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding SSB statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         4.50%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth through Eighth........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

                       DETERMINATION OF NET ASSET VALUE

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                              VALUATION OF SHARES

   The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   In carrying out valuation policies adopted by the Fund's board of directors for the fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the fund under the general supervision and responsibility of the board of directors review the procedures of the Pricing Service periodically.

                             REDEMPTION OF SHARES

   The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Financial Consultant, Service Agent or by submitting a written request for redemption to:

   Smith Barney Arizona Municipals Fund Inc.
   Class A, B, L or Y (please specify)
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   The fund does not issue share certificates unless a written request signed by all registered owners is made to PFPC Global Fund Services. If you hold share certificates, it will take longer to exchange or redeem shares.

Distributions in Kind

   If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of the fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator--SBFM (Manager)

   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the fund or the manager. The manager is an indirect wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the fund's Board of Directors, SBFM manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of August 30, 2002 in excess of $105 billion.

   The Investment Advisory Agreement has an initial term of two years and continues in effect thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Investment Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Investment Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Investment Advisory Agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The fund pays the manager a fee for investment advisory services at the annual rate of 0.30% of the value of its daily net assets. For the fiscal years ended May 31, 2000, 2001 and 2002, the fund incurred $182,295, $153,513 and
$158,627, respectively, in investment advisory fees.

   SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). As administrator SBFM: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to the fund, the manager receives a fee computed $121,530, $102,342 and $105,751, respectively, in administration fees.

   The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of SSB or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the fund and to render an opinion on the fund's financial statements for the fiscal year ending May 31, 2004.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the Independent Directors of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Fund. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund's securities and (iv) makes periodic reports to the Board of Directors concerning the Funds' operations.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

   CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was recently approved by the fund's board of directors, including a majority of the independent directors, on July 17, 2002. Prior to June 5, 2000, CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston, Massachusetts, 02109-5408 served as the fund's distributor.

   For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class A shares was $42,000. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class A shares was $36,000. For the fiscal year ended May 31, 2002 the aggregate dollar amount of initial sales charges on Class A shares was $57,000.

   For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class L shares was $3,000. For the fiscal year ended May 31, 2001, the aggregate dollar amount of initial sales charges on Class L shares was $4,000. For the fiscal year ended, May 31, 2002, the aggregate dollar amount of initial sales charges on Class L was $10,000.

   For the fiscal years ended May 31, 2000, 2001 and 2002, CGM or its predecessor received from shareholders $21,000, $11,000 and $6,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended May 31, 2000, 2001 and 2002, respectively, CGM or its predecessor received from shareholders $3,000, $0 and $0 in deferred sales charges on the redemption of Class L shares.

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

   Distribution Arrangements. To compensate CGM for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

   CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants and for accruals for interest on the excess of CGM expenses incurred in the distribution of the fund's shares over the sum of distribution fees and deferred sales charges received by CGM are expressed in the following table:

                            Financial
                            Consultant   Branch  Advertising Printing Interest
 Fiscal Year Ended May 31: Compensation Expenses  Expenses   Expenses Expenses
 ------------------------- ------------ -------- ----------- -------- --------
           2002...........   $114,999   $61,370    $17,498     $145   $13,927

   The following service and distribution fees were incurred pursuant to a Distribution Plan during the years indicated:

                                   Distribution Plan Fees
                          -----------------------------------------
                           Fiscal Year   Fiscal Year   Fiscal Year
                          Ended 5/31/02 Ended 5/31/01 Ended 5/31/00
                          ------------- ------------- -------------
             Class A.....    $60,021       $53,433      $ 62,977
             Class B.....    $68,008       $92,721      $113,358
             Class L*....    $16,697       $ 8,012      $  9,385

--------
* Class L shares were called Class C shares until June 12, 1998.

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.

                              EXCHANGE PRIVILEGE

   Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

   Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                            PERFORMANCE INFORMATION

   From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           YIELD =2 [(a-b +1)/6/-1]
                                        cd

Where:  a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class's 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class's yield that is not tax-exempt.

   The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

   The fund's yield for Class A, Class B and Class L shares for the 30-day period ended May 31, 2002 was 4.41%, 4.23% and 3.80%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 7.56%, 7.25% and 6.52%, respectively, assuming the payment of federal income taxes at a rate of 38.6% and Arizona taxes at a rate of 5.04%.

   There is no performance information for Class Y shares because none were outstanding for the periods presented.

Average Annual Total Return

   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P (1 + T)n = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a
               1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                                    Average Annual Total Return for the fiscal year
                                           ended May 31, 2002
                                    ----------------------------------------------
                                                                        Since
Class of Shares                     1-Year     5-Year     10-Year    Inception/1/
---------------                     ------     ------     -------    -----------
Class A/2/.........................  1.15%      4.16%      5.58%        6.37%
Class B/3/.........................  0.42%      4.30%       N/A         5.32%
Class L/4/.........................  2.75%      4.20%       N/A         5.84%
Class Y/5/.........................   N/A        N/A        N/A          N/A

--------
/1/ Class A, B and L shares commenced operations on June 1, 1987, November 6, 1992 and December 8, 1994, respectively.
/2/ The average annual total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares would have been 5.40%, 5.02%, 6.02% and 6.66% for those same periods.
/3/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 4.92%, 4.47% and 5.32%, for those same periods.
/4/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class L shares would have been 4.78%, 4.41% and 5.98%, for those same periods.
/5/ Class Y shares do not incur sales charges or deferred sales charges. There were no Class Y shares outstanding during the past fiscal year.

Aggregate Total Return

   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                     ERV-P
                                       P

Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                               Aggregate Annual Total Return for the
                                fiscal year ended May 31, 2002
                               ------------------------------------
                                                           Since
               Class of Shares 1-Year  5-Year  10-Year  Inception/1/
               --------------- ------  ------  -------  -----------
                 Class A/2/...  1.15%  22.58%   72.17%    152.54%
                 Class B/3/...  0.42%  23.45%     N/A      64.20%
                 Class L/4/...  2.75%  22.87%     N/A      52.88%
                 Class Y/5/...   N/A     N/A      N/A        N/A

--------
/1/ Classes A, B, L and Y shares commenced operations on June 1, 1987, November 6, 1992, December 8, 1994 and September 22, 1998, respectively.
/2/ The aggregate total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares for the same period would have been 5.40%, 27.74%, 79.34% and 163.06%, for the same periods.
/3/ The aggregate annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the aggregate annual total return for Class B shares would have been 4.92%, 24.43% and 64.20% for the same periods.
/4/ The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the aggregate annual total return for Class L shares would have been 4.78%, 24.07% and 54.36% for the same periods.
/5/ Class Y shares do not incur sales charges or deferred sales charges. There were no Class Y shares outstanding during the past fiscal year end.

After-Tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                               P(1 + T)n = ATVD

Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or
                10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                               P(1 + T)n = ATVDR

Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or
                 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

   Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class L shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

   Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

   As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and is exempt from Arizona personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and IRA's because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (" Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its taxable net investment income (i.e., taxable income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

   At May 31, 2002, the unused capital loss carryovers of the fund were approximately $1,457,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. Expiration occurs on May 31, of the year indicated:

                                       2008      2009     2010
                                     -------- ---------- -------

                Carryforward Amounts $363,000 $1,033,000 $61,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

   Since the fund distributes exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.

   The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a percentage of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and Arizona personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and the dollar amount of dividends subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

   Special Tax Considerations. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the fund that are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax. There are no municipal income taxes in Arizona. Moreover, because shares of the fund are intangibles, they are not subject to Arizona property tax. Shareholders of the fund should consult their tax advisors about other state and local tax consequences of their investment in the fund.

   The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   The fund was incorporated under the laws of the State of Maryland on May 4, 1987 and commenced operations on June 1, 1987 under the name Hutton Municipal Series Inc. On October 14, 1994, the fund changed its name to Smith Barney Arizona Municipals Fund Inc.

   Each Class of the fund's shares represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended May 31, 2002 is incorporated herein by reference in its entirety. The annual report was filed on August 7, 2002, Accession Number 000950130-02-005577.

                               OTHER INFORMATION

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

   Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

   S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

   Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                      Aaa

   Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                      Ca

   Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                       C

   Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                   SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

                                                           Statement of
                                                           Additional
                                                           Information



                                                           September 27, 2002
                                                           as amended on
                                                           August 20, 2003

Smith Barney Arizona Municipals Fund Inc.
125 Broad Street,
New York, NY 10004

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